UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2007

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-14948	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of Principal Executive Offices, including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the evening of December 3, 2007, Fiserv, Inc. (“Fiserv”) completed its acquisition of CheckFree Corporation pursuant to the terms of that certain Agreement and Plan of Merger, dated August 2, 2007, as amended (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Braves Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Fiserv, merged with and into CheckFree Corporation, a Delaware corporation (“CheckFree”), with CheckFree continuing as the surviving entity and a wholly-owned subsidiary of Fiserv (the “Merger”). At the effective time of the Merger, the issued and outstanding shares of CheckFree common stock, par value $0.01 per share, were converted into the right to receive $48.00 per share in cash, totaling approximately $4.4 billion, and CheckFree became a wholly-owned subsidiary of Fiserv.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. There are representations and warranties contained in the Merger Agreement which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Peter Kight

On December 3, 2007, as of the effective time of the Merger, Peter J. Kight was appointed to the board of directors of Fiserv and Vice Chairman. Mr. Kight will not serve on any committees of the board. Mr. Kight, 51, was the founder of CheckFree Corporation and served as its Chairman and Chief Executive Officer since December 1997. From 1997 to 1999, Mr. Kight served as President of CheckFree Corporation and, from 1981 to 1999, he served as President of CheckFree Services Corporation. Mr. Kight is also director of Akamai Technologies, Inc., a publicly held company that distributes computing solutions and services, and Manhattan Associates, Inc., a publicly held company that provides supply chain planning and execution solutions.

Pursuant to the terms of the Merger Agreement, unvested options to purchase shares of common stock of CheckFree and unvested restricted shares of CheckFree held by certain employees, including Mr. Kight, were, at the effective time of the Merger, converted into options to purchase shares or restricted shares of Fiserv, as the case may be, to acquire a number of shares of Fiserv common stock based on a conversion equation set forth in Merger Agreement. A copy of the plan pursuant to which the options and shares of restricted stock were issued, the CheckFree Corporation Amended and Restated 2002 Stock Incentive Plan, is filed herewith as Exhibit 10.1 and is incorporated herein by reference. Forms of the applicable restricted stock and stock option agreements are filed herewith as Exhibits 10.2, 10.3, 10.4, and 10.5 and are incorporated herein by reference.

Norman Balthasar

On December 3, 2007, Norman Balthasar, senior executive vice president and chief operating officer of Fiserv, informed Fiserv that he will retire from this position on December 31, 2007. Fiserv anticipates that Mr. Balthasar will remain with Fiserv through June 30, 2008 to assist with transition responsibilities and the integration of CheckFree.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the completion of the Merger is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited consolidated balance sheets of CheckFree as of June 30, 2006 and 2007 and the related audited consolidated statements of operations, stockholders’ equity and cash flows for the fiscal years ended June 30, 2005, 2006 and 2007 were previously filed as Exhibit 99.3 to Fiserv’s Current Report on Form 8-K, filed on November 13, 2007, and are incorporated by reference herein.

The unaudited consolidated balance sheet of CheckFree as of September 30, 2007 and the related unaudited consolidated condensed statements of operations and cash flows for the three months ended September 30, 2006 and 2007 were previously filed as Exhibit 99.4 to Fiserv’s Current Report on Form 8-K, filed on November 13, 2007, and are incorporated by reference herein.

(b)	Pro forma financial information.

The pro forma financial information required by this item is filed as Exhibit 99.4 hereto and is incorporated by reference herein.

(d)	Exhibits. The following exhibits are being filed or furnished herewith:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 2, 2007, among Fiserv, Inc., Braves Acquisition Corp., and Check Free Corporation (1)

10.1	CheckFree Corporation Amended and Restated 2002 Stock Incentive Plan

10.2	Form of nonstatutory stock option agreement under the CheckFree Corporation Amended and Restated 2002 Stock Incentive Plan

10.3	Form of incentive stock option agreement under the CheckFree Corporation Amended and Restated 2002 Stock Incentive Plan

10.4	Form of performance accelerated restricted stock award agreement under the Check Free Corporation Amended and Restated 2002 Stock Incentive Plan

10.5	Form of restricted stock award agreement under the Check Free Corporation Amended and Restated 2002 Stock Incentive Plan

23.1	Consent of Deloitte & Touche LLP

99.1	Press Release, dated December 4, 2007 (furnished pursuant to Item 7.01)

99.2	Audited consolidated balance sheets of CheckFree as of June 30, 2006 and 2007, the related audited consolidated statements of operations, stockholders’ equity and cash flows for the fiscal years ended June 30, 2005, 2006 and 2007, and the independent registered public accounting firm’s report related thereto (2)

99.3	Unaudited consolidated balance sheet of CheckFree as of September 30, 2007 and related unaudited consolidated condensed statements of operations and cash flows for the three months ended September 30, 2006 and 2007 (2)

99.4	Unaudited Pro Forma Condensed Combined Financial Statements

(1)	Previously filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2007, filed on August 3, 2007, and incorporated herein by reference.
(2)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K, filed on November 13, 2007, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: December 7, 2007	By:	/s/ Thomas J. Hirsch
Thomas J. Hirsch
Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 2, 2007, among Fiserv, Inc., Braves Acquisition Corp., and Check Free Corporation (1)

10.1	CheckFree Corporation Amended and Restated 2002 Stock Incentive Plan

10.2	Form of nonstatutory stock option agreement under the CheckFree Corporation Amended and Restated 2002 Stock Incentive Plan

10.3	Form of incentive stock option agreement under the CheckFree Corporation Amended and Restated 2002 Stock Incentive Plan

10.4	Form of performance accelerated restricted stock award agreement under the Check Free Corporation Amended and Restated 2002 Stock Incentive Plan

10.5	Form of restricted stock award agreement under the Check Free Corporation Amended and Restated 2002 Stock Incentive Plan

23.1	Consent of Deloitte & Touche LLP

99.1	Press Release, dated December 4, 2007 (furnished pursuant to Item 7.01)

99.2	Audited consolidated balance sheets of CheckFree as of June 30, 2006 and 2007, the related audited consolidated statements of operations, stockholders’ equity and cash flows for the fiscal years ended June 30, 2005, 2006 and 2007, and the independent registered public accounting firm’s report related thereto (2)

99.3	Unaudited consolidated balance sheet of CheckFree as of September 30, 2007 and related unaudited consolidated condensed statements of operations and cash flows for the three months ended September 30, 2006 and 2007 (2)

99.4	Unaudited Pro Forma Condensed Combined Financial Statements

(1)	Previously filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2007, filed on August 3, 2007, and incorporated herein by reference.
(2)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K, filed on November 13, 2007, and incorporated herein by reference.